Recapitalization	12 Months Ended
Dec. 31, 2022
Recapitalization Note [Abstract]
Recapitalization
Note 3. Recapitalization
On August 11, 2021, Consonance consummated the Business Combination (see Note 1). Immediately after the consummation of the Business Combination, certain investors subscribed for and purchased an aggregate of 12.0 million units, each consisting of one share of the Company’s common stock and one-third
of one redeemable warrant, for a purchase price of $10.00 per unit through a private investment in public entity financing, or PIPE Financing. In connection with the Business Combination and PIPE Financing, Legacy Surrozen received the aggregate cash consideration of $128.8 million, after deducting the transaction fees incurred by Consonance. The cash consideration was comprised of $8.6 million in proceeds from issuance of common stock upon the closing of the Business Combination and $120.2 million in proceeds from the PIPE Financing. The Company incurred transaction costs of $6.3 million, consisting of legal, accounting and other professional services directly related to the Business Combination, $0.4 million of which were allocated to the warrant liabilities assumed and recognized as other expenses when incurred. The remaining $5.9 million were recorded as a reduction of additional paid-in
capital in the consolidated balance sheet. Legacy Surrozen was deemed the accounting acquirer in the Business Combination and the Business Combination was accounted for as a reverse recapitalization based on the following predominant factors:

•	Legacy Surrozen’s stockholders have the greatest voting interest in the Company;

•	The Company’s board and senior management are primarily composed of individuals associated with Legacy Surrozen; and

•	Legacy Surrozen is the larger entity based on historical operating activity and has the larger employee base at the time of the Business Combination.
Accordingly, for accounting purposes, the reverse recapitalization was treated as the equivalent of Legacy Surrozen issuing stock for the net assets of Consonance, accompanied by a recapitalization. The net assets of Consonance are stated at historical cost, with no goodwill or other intangible assets recorded.
Pursuant to the business combination agreement, upon the closing of the Business Combination, (i) each share of redeemable convertible preferred stock of Legacy Surrozen (on an as converted to common stock basis) and each share of common stock of Legacy Surrozen, whether vested or unvested, was converted into 0.175648535 shares of the Company’s common stock and (ii) each outstanding option to purchase common stock of Legacy Surrozen was converted into an option to purchase shares of the Company’s common stock based on an exchange ratio of 0.175648535, or the Exchange Ratio, with corresponding adjustments to the exercise price. All issued and outstanding common stock, preferred stock and stock awards of Legacy Surrozen and corresponding capital amounts contained in the consolidated financial statements for the periods presented prior to the closing of the Business Combination have been retroactively restated to reflect the conversion.